                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2000


                          Discover Card Master Trust I
                          ----------------------------
               (Exact name of registrant as specified in charter)



         Delaware                     0-23108                   51-0020270
         --------                     -------                   ----------
        (State of                   (Commission               (IRS Employer
       Organization)               File Number)             Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                 19720
----------------------------------------                             -----
(Address of principal executive offices)                           (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184



Former name or former address, if changed since last report:  Not Applicable




                                     Page 1
                      The Exhibit Index appears on Page 4

Item 5. Other Events

                  Series 2000-2. On March 14, 2000, $750,000,000 aggregate
principal amount of Series 2000-2 Floating Class A Credit Card Pass-Through Certificates and $39,474,000 aggregate principal amount of Series 2000-2 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of March 14, 2000, for Series 2000-2 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7. Exhibits


Exhibit 1.1 Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated January 29, 1999 (incorporated by reference to Exhibit 1.1 of Discover Card Master Trust I's Current Report on Form 8-K dated February 9, 1999).

Exhibit 1.2 Terms Agreement among Greenwood Trust Company, Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, Barclays Capital Inc., Commerzbank Capital Markets Corp. and Credit Lyonnais Securities (USA) Inc., dated March 6, 2000.

Exhibit 4.1 Series Supplement with respect to Series 2000-2 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of March 14, 2000.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Greenwood Trust Company as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of March 14, 2000.

Exhibit 4.3 Letter of Representations among Greenwood Trust Company, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2000-2, dated as of March 14, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Discover Card Master Trust I
                                    (Registrant)


                                    By: Greenwood Trust Company
                                        (Originator of the Trust)


Date:  March 14, 2000               By: /s/ John J. Coane
                                        -----------------
                                        John J. Coane
                                        Vice President, Chief Accounting Officer
                                        and Treasurer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit 1.1 Underwriting Agreement between Greenwood Trust Company and Morgan Stanley & Co. Incorporated, dated January 29,
                    1999 (incorporated by reference to Exhibit 1.1 of Discover
                    Card Master Trust I's Current Report on Form 8-K dated
                    February 9, 1999).

Exhibit 1.2         Terms Agreement among Greenwood Trust Company, Morgan
                    Stanley & Co. Incorporated, ABN AMRO Incorporated, Barclays
                    Capital Inc., Commerzbank Capital Markets Corp. and Credit
                    Lyonnais Securities (USA) Inc., dated March 6, 2000.

Exhibit 4.1         Series Supplement with respect to Series 2000-2 between
                    Greenwood Trust Company as Master Servicer, Servicer and
                    Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B
                    Certificate, dated as of March 14, 2000.

Exhibit 4.2         Credit Enhancement Agreement among U.S. Bank National
                    Association as Trustee, Greenwood Trust Company as Master
                    Servicer, Servicer and Seller and Discover Receivables
                    Financing Corporation as Credit Enhancement Provider, dated as of March 14, 2000.

Exhibit 4.3         Letter of Representations among Greenwood Trust Company,
                    U.S. Bank National Association as Trustee and The Depository
                    Trust Company with respect to Discover Card Master Trust I,
                    Series 2000-2, dated as of March 14, 2000.